UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

OMNICOM GROUP INC.

(Exact name of registrant as specified in its charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive office)	(Zip Code)

(212) 415-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

Omnicom Group Inc. (“Omnicom”) previously announced that its merger with The Interpublic Group of Companies, Inc. (“IPG”) closed on November 26, 2025.

On December 2, 2025, Omnicom completed its previously announced (a) offers to exchange (collectively, the “Exchange Offers”) up to $2.95 billion aggregate principal amount of Existing IPG Notes (as defined below) issued by IPG, for (1) New Omnicom Notes (as defined below) and (2) cash; and (b) related solicitations of consents (collectively, the “Consent Solicitations”), on behalf of IPG, from eligible holders of the Existing IPG Notes to amend the applicable indenture governing the Existing IPG Notes (collectively, the “Existing IPG Indentures”), to eliminate certain of the covenants, restrictive provisions and events of default (the “Proposed Amendments”).

Upon completion of the Exchange Offers, Omnicom issued approximately $2.76 billion in aggregate principal amount of New Omnicom Notes in exchange for Existing IPG Notes that were tendered and subsequently accepted. Each series of New Omnicom Notes was issued pursuant to the Indenture, dated as of February 21, 2020 (the “Omnicom Base Indenture”), between Omnicom and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended by the Fifth Supplemental Indenture, dated as of December 2, 2025, between Omnicom and the Trustee (the “Fifth Supplemental Indenture” and, together with the Omnicom Base Indenture, the “Omnicom Indenture”).

As previously announced, on August 22, 2025, IPG entered into a Thirteenth Supplemental Indenture (the “Thirteenth Supplemental Indenture”) between IPG, as issuer, and U.S. Bank Trust Company, National Association, as trustee (the “IPG Trustee”), to that certain Senior Debt Indenture, dated as of March 2, 2012, between IPG, as issuer, and the IPG Trustee, as trustee (the “IPG Base Indenture”) to amend the Existing IPG Indentures in order to effect the Proposed Amendments. The Thirteenth Supplemental Indenture became operative on December 2, 2025, upon the settlement of the Exchange Offers and the Consent Solicitations.

New Omnicom Notes

Omnicom’s 4.650% Senior Notes due 2028 (the “New Omnicom 2028 Notes”) will accrue interest from October 1, 2025, the most recent date on which interest has been paid on IPG’s 4.650% Notes due 2028 (the “Existing IPG 2028 Notes”), at a rate of 4.650% per year. Interest on the New Omnicom 2028 Notes will be payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2026. The New Omnicom 2028 Notes will mature on October 1, 2028.

Omnicom’s 4.750% Senior Notes due 2030 (the “New Omnicom 2030 Notes”) will accrue interest from September 30, 2025, the most recent date on which interest has been paid on IPG’s 4.750% Notes due 2030 (the “Existing IPG 2030 Notes”), at a rate of 4.750% per year. Interest on the New Omnicom 2030 Notes will be payable semi-annually in arrears on March 30 and September 30 of each year, beginning on March 30, 2026. The New Omnicom 2030 Notes will mature on March 30, 2030.

Omnicom’s 2.400% Senior Notes due 2031 (the “New Omnicom 2031 Notes”) will accrue interest from September 1, 2025, the most recent date on which interest has been paid on IPG’s 2.400% Notes due 2031 (the “Existing IPG 2031 Notes”), at a rate of 2.400% per year. Interest on the New Omnicom 2031 Notes will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2026. The New Omnicom 2031 Notes will mature on March 1, 2031.

Omnicom’s 5.375% Senior Notes due 2033 (the “New Omnicom 2033 Notes”) will accrue interest from June 15, 2025, the most recent date on which interest has been paid on IPG’s 5.375% Notes due 2033 (the “Existing IPG 2033 Notes”), at a rate of 5.375% per year. Interest on the New Omnicom 2033 Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2025. The New Omnicom 2033 Notes will mature on June 15, 2033.

Omnicom’s 3.375% Senior Notes due 2041 (the “New Omnicom 2041 Notes”) will accrue interest from September 1, 2025, the most recent date on which interest has been paid on IPG’s 3.375% Notes due 2041 (the “Existing IPG 2041 Notes”), at a rate of 3.375% per year. Interest on the New Omnicom 2041 Notes will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2026. The New Omnicom 2041 Notes will mature on March 1, 2041.

Omnicom’s 5.400% Senior Notes due 2048 (the “New Omnicom 2048 Notes” and, together with the New Omnicom 2028 Notes, the New Omnicom 2030 Notes, the New Omnicom 2031 Notes, the New Omnicom 2033 Notes and the New Omnicom 2041 Notes, the “New Omnicom Notes”) will accrue interest from October 1, 2025, the most recent date on which interest has been paid on IPG’s 5.400% Notes due 2048 (the “Existing IPG 2048 Notes” and, together with the Existing IPG 2028 Notes, the Existing IPG 2030 Notes, the Existing IPG 2031 Notes, the Existing IPG 2033 Notes and the Existing IPG 2041 Notes, the “Existing IPG Notes”), at a rate of 5.400% per year. Interest on the New Omnicom 2048 Notes will be payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2026. The New Omnicom 2048 Notes will mature on October 1, 2048.

Subject to certain exceptions, the Omnicom Indenture contains covenants limiting (i) Omnicom’s and its subsidiaries’ ability to create certain liens; and (ii) Omnicom’s ability to consolidate or merge with, or convey, transfer or lease substantially all its assets to, another person. The Omnicom Indenture does not contain any provision that would limit Omnicom’s ability to incur indebtedness or that would afford holders of the New Omnicom Notes protection in the event of a sudden and significant decline in the credit quality or rating of Omnicom or a takeover, recapitalization or highly leveraged or similar transactions involving Omnicom.

The New Omnicom Notes are the unsecured and unsubordinated obligations of Omnicom and rank equal in right of payment with all existing and any future unsecured senior and unsubordinated indebtedness of Omnicom. The Omnicom Indenture contains customary event of default provisions.

Omnicom may, at its option, redeem all or a part of any series of the New Omnicom Notes prior to (i) July 1, 2028 (the “2028 Par Call Date”), in the case of the New Omnicom 2028 Notes, (ii) December 30, 2029 (the “2030 Par Call Date”), in the case of the New Omnicom 2030 Notes, (iii) December 1, 2030 (the “2031 Par Call Date”), in the case of the New Omnicom 2031 Notes, (iv) March 15, 2033 (the “2033 Par Call Date”), in the case of the New Omnicom 2033 Notes, (v) September 1, 2040 (the “2041 Par Call Date”), in the case of the New Omnicom 2041 Notes, and (vi) April 1, 2048 (the “2048 Par Call Date” and, together with the 2028 Par Call Date, the 2030 Par Call Date, the 2031 Par Call Date, the 2033 Par Call Date and the 2041 Par Call Date, the “Par Call Dates” and each, a “Par Call Date”), in the case of the New Omnicom 2048 Notes, in each case, at a redemption price equal to the greater of (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of the New Omnicom Notes to be redeemed, discounted to the redemption date (assuming such notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 25 basis points with respect to the New Omnicom 2028 Notes, 50 basis points with respect to the New Omnicom 2030 Notes, 20 basis points with respect to the New Omnicom 2031 Notes, 30 basis points with respect to the New Omnicom 2033 Notes, 25 basis points with respect to the New Omnicom 2041 Notes and 35 basis points with respect to the New Omnicom 2048 Notes, less (b) interest accrued to, but excluding, the redemption date, and (ii) 100% of the principal amount of the applicable series of New Omnicom Notes to be redeemed, plus in either case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

On or after the applicable Par Call Date, the applicable series of New Omnicom Notes will be redeemable at the option of Omnicom, at any time or from time to time at a redemption price equal to 100% of the principal amount of the New Omnicom Notes to be redeemed, together with accrued and unpaid interest thereon, if any, to the date of redemption.

Upon the occurrence of a “change of control triggering event,” as defined in the Omnicom Indenture, unless Omnicom has exercised its option to redeem the New Omnicom Notes, Omnicom will be required to make an offer to repurchase the New Omnicom Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

Remaining Existing IPG Notes

The remainder of the Existing IPG Notes, representing $48,574,000 in aggregate principal amount of Existing IPG 2028 Notes, $58,141,000 in aggregate principal amount of Existing IPG 2030 Notes, $42,642,000 in aggregate principal amount of Existing IPG 2031 Notes, $21,659,000 in aggregate principal amount of Existing IPG 2033 Notes, $5,669,000 in aggregate principal amount of Existing IPG 2041 Notes and $8,343,000 in aggregate principal amount of Existing IPG 2048 Notes, that were not exchanged pursuant to the Exchange Offers remain obligations of IPG and will continue to be subject to their existing terms as modified by the Proposed Amendments despite the completion of the Exchange Offers and Consent Solicitations.

Registration Rights Agreement

In connection with the issuance of the New Omnicom Notes, Omnicom also entered into a registration rights agreement, dated December 2, 2025 (the “Registration Rights Agreement”), by and among Omnicom, as issuer, and each of BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc., as dealer managers (the “Dealer Managers”).

Under the Registration Rights Agreement, Omnicom agreed, among other things, to use commercially reasonable efforts, to: (i) file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the New Omnicom Notes within 180 days after December 2, 2025 (the “Settlement Date”); (ii) cause such exchange offer registration statement to be declared effective by the SEC within 270 days after the Settlement Date; and (iii) complete the registered exchange offers within 365 days following the Settlement Date.

The Dealer Managers have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for Omnicom and its affiliates for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing description is a summary of the terms of the Fifth Supplemental Indenture, the New Omnicom Notes and the Registration Rights Agreement and does not purport to be complete. The foregoing description is qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture, Forms of the New Omnicom Notes and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 4.1 through 4.8 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Fifth Supplemental Indenture, dated as of December 2, 2025, between Omnicom Group Inc., as issuer, and Deutsche Bank Trust Company Americas, as trustee
4.2	Form of 4.650% Senior Note due 2028 (included in Exhibit 4.1)
4.3	Form of 4.750% Senior Notes due 2030 (included in Exhibit 4.1)
4.4	Form of 2.400% Senior Notes due 2031 (included in Exhibit 4.1)
4.5	Form of 5.375% Senior Notes due 2033 (included in Exhibit 4.1)
4.6	Form of 3.375% Senior Notes due 2041 (included in Exhibit 4.1)
4.7	Form of 5.400% Senior Notes due 2048 (included in Exhibit 4.1)
4.8	Registration Rights Agreement, dated as of December 2, 2025, between Omnicom Group Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

Date: December 2, 2025	By:	/s/ Louis F. Januzzi
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

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